SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant To Section 13 Or 15(d) of
                       The Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 3, 2004

                         The Robert Mondavi Corporation
                            (Exact Name of Registrant
                            as Specified in Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

           33-61516                                      94-2765451
   (Commission File Number)                  (IRS Employer Identification No.)

              841 Latour Court
              Napa, California                             94558
  (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (707) 226-1395

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     Item 8.01  Other Events.

     On November 3, 2004, Constellation Brands, Inc. and The Robert Mondavi Corporation issued the joint press release attached as an exhibit in Item 9.01 to this Current Report on Form 8-K, and the contents contained therein are incorporated by reference herein..

     Item 9.01.  Financial Statements and Exhibits.

          (c) Exhibits

          Exhibit No.               Description

          99.1 Joint press release of Constellation Brands, Inc. and The Robert Mondavi Corporation dated November 3, 2004



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       The Robert Mondavi Corporation

Date:    November 4, 2004              By:    /s/ Michael K. Beyer
         ----------------              ----------------------------------------
                                              Name:   Michael K. Beyer
                                              Title:  Senior Vice President and
                                                      General Counsel